EXHIBIT 10.7


                             SUBSCRIPTION AGREEMENT



ProGreen Properties, Inc.
c/o Williams, Williams, Rattner & Plunkett, PC
380 North Old Woodward Ave., Suite 300
Birmingham, Michigan 48009

Gentlemen:


         ProGreen Properties, Inc., a Delaware corporation (the "Company"), is offering for sale (the "Offering") its 13.5% secured convertible debentures in the form attached hereto as Exhibit A (the "Debenture" or "Debentures"), due 2015, convertible into Common Stock, par value $.0001 per share (the "Common Stock") of the Company, at the variable conversion price specified in the Debenture. The shares of Common Stock into which the Debentures are convertible are herein referred to as the "Shares".

         The purchase price is 100% of the US Dollar principal amount of the Debenture subscribed for (the "Purchase Price"). No more than five (5) days following delivery of this Subscription Agreement executed by the Purchaser to the Company, the Purchaser shall transmit to the Company (in accordance with instructions to be furnished by the Company) a deposit (the "Deposit") of ten (10%) percent of Purchase Price of the Debenture for which the Purchaser is subscribing, together with documentation evidencing that the balance of the Purchase Price is available for immediate transfer and disbursement to the Company by the Purchaser upon the Company's request. The Deposit shall be held by the Company in an escrow account that does not bear interest and shall be refunded to the Purchaser in the event that the Company's purchase of the property or properties that were targeted for purchase by the Company with the proceeds of the Debenture (the "Property to be Purchased") does not close within ninety (90) days of the date of this Subscription Agreement. This subscription may be rejected, in whole or in part, by the Company in its sole discretion, and the Company may accept this Subscription Agreement for a lesser Purchase Price than the Purchase Price of the Debenture subscribed for herein if the purchase price of the Property to be Purchased does not equal at least eighty (80%) percent of the Purchase Price of the Debenture subscribed for.

         The undersigned Purchaser hereby tenders this Subscription Agreement and applies for the purchase of a Debenture in the principal amount set forth on the signature page (the "Signature Page") hereof with payment of the Deposit. The Purchaser hereby agrees to transfer and pay to the Company immediately upon the Company's demand the balance of the Purchase Price, when such balance is required by the Company for the closing of the purchase of the Property to be Purchased.


                  Amount and Method of Payment. Payment of the Purchase Price required to purchase the principal amount of Debentures subscribed for hereunder shall be made as directed by the Company. If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the Purchaser's subscription shall be void and all funds received from the Purchaser shall be returned as soon as practicable to the Purchaser without any interest thereon, and without charge or deduction.

                  Representations and Warranties of the Company. The Company represents and warrants to the subscriber that:

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to carry on its business as conducted or proposed to be conducted by it and to hold title to its property. The Company has the corporate power and authority to execute and deliver this Subscription Agreement, to conduct such business and to perform its obligations hereunder.

                  When (i) the Company has received payment for the Debenture subscribed for hereby and the Debenture has been issued to the subscriber therefor, the Debenture will be duly and validly authorized by all necessary action on the part of the Company and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), the Commitment Fee Shares issuable pursuant to Section 6.2 below and the Shares into which the Debenture is convertible, upon issuance thereof as provided herein and upon the conversion of the Debentures, will be duly and validly issued, fully paid and non-assessable shares of Common Stock.

                  This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except that such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  The Company's execution and delivery of this Subscription Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under (i) the Company's articles of incorporation or by-laws, (ii) any material agreement, indenture or instrument by which the Company is bound (except to the extent such conflict, breach or default would not have a material adverse effect on the value of the assets or the operation of the business of the Company), or (iii) any law, administrative regulation or court decree (except to the extent such conflict, breach or default would not have a material adverse effect on the value of the assets or the operation of the business of the Company).

                  Representations and Warranties of Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

                  The undersigned understands that neither the Debentures, nor the Commitment Fee Shares, nor the Shares issuable upon conversion of the Debentures (collectively referred to herein as the "Securities"), have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state in the United States, by reason of their contemplated issuance in transactions exempt from the prospectus and delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act, and that the reliance on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that a restrictive legend consistent with the foregoing has been or will be placed on the Debentures, and on the certificates evidencing the Commitment Fee Shares and the Shares. The Purchaser understands that neither the Securities and Exchange Commission of the United States ("SEC") nor any state securities commission has approved the Securities, or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to the Purchaser in connection with the Offering.

                  The Purchaser is acquiring the Securities solely for the account of the Purchaser, for investment purposes only, and not with a view towards the resale or distribution thereof. The Purchaser further agrees not to transfer the Securities in violation of the Securities Act, or any applicable state securities law, and no one other than the Purchaser has any beneficial interest in the Securities;

                  The Purchaser agrees that it will not sell or otherwise dispose of any of the Securities to a U.S. person (as defined in Regulation S under the Securities Act) unless such sale or other disposition (i) has been registered under the Securities Act or, in the opinion of counsel, is exempt from registration under the Securities Act and (ii) has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under the applicable state securities laws. The Purchaser may not sell, transfer, or otherwise dispose of the Securities, except in compliance with the applicable rules of the SEC and applicable state securities authorities;

                  The Purchaser is not a "U.S. person" as defined in Regulation S under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's investment in the Company. The Purchaser has the financial ability to bear the economic risks of its entire investment for an indefinite period, would be able to sustain a complete loss of its investment, and the Purchaser has no need for liquidity with respect to its investment in the Company;

                  Each of the Purchaser, and if applicable, the Purchaser's representative, has carefully reviewed the following documents constituting the periodic reports filed by the Company with the SEC:


      A. ANNUAL REPORT ON FORM 10-KT FOR THE FISCAL YEAR ENDED APRIL 30, 2009, FILED AUGUST 13, 2009;

      B. QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JULY 31, 2009, FILED SEPTEMBER 14, 2009; AND

      C. CURRENT REPORTS ON FORM 8-K AND 8-K/A, FILED RESPECTIVELY ON JULY 28 AND SEPTEMBER 16, 2009.


The Purchaser acknowledges and agrees that the foregoing shall be supplemented by subsequent periodic reports filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended. The foregoing enumerated periodic reports and the subsequent periodic reports filed by the Company are hereinafter collectively referred to as the "Company Reports".

                  The Purchaser, and if applicable, the Purchaser's representative, has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering and to verify the accuracy of any representation or information set forth in the Company Reports, and all such questions, if any, have been answered to the full satisfaction of the Purchaser;

                  The Purchaser has full power and authority to execute and deliver this Subscription Agreement and to perform the Purchaser's obligations hereunder, and this Subscription Agreement is a legally binding obligation of the Purchaser enforceable against Purchaser in accordance with its terms; and

                            3.8 The Purchaser acknowledges that the Company may pay a fee or commission not exceeding five (5%) of the Purchase Price to a financial institution advising, or assisting or acting for, the Purchaser in this transaction.

                  All the information which the undersigned has furnished to the Company, or which is set forth herein, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company.

                  Binding Effect. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of the Signature Page where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the full Purchase Price, the Company will issue to the Purchaser a Debenture in the principal amount set forth on the Signature Page hereof.

                  Restrictive Legend and Stop-Transfer Instructions; Commitment Fee.

                  The Purchaser shall comply with all of the following restrictions prior to reselling any of the Securities:

                  Until the Securities have been registered with the SEC, the Purchaser shall notify the Company about any proposed resale to a U.S. Person (as defined above) which notice must be received by the Company at least five
(5) business days prior to such resale;

                  All offers or sales of the Securities by the Purchaser in the United States or to U.S. persons may only be made pursuant to an effective registration statement filed under this Securities Act or by an exemption from registration under this Securities Act and in compliance with all applicable state securities laws; and

                            (c) Any certificate or certificates representing the Securities shall bear an appropriate legend evidencing the preceding restrictions.

                            6.2 Upon receipt by the Company of the Deposit for the Debenture or Debentures subscribed for by the Purchaser pursuant to this Subscription Agreement, the Company shall issue to the Purchaser a number of shares of Common Stock equal to one share for each dollar of the principal amount of the Debenture or Debentures subscribed for hereunder (the "Commitment Fee Shares").

                  Confidentiality. The Purchaser acknowledges and agrees that all information relating to the Company and the Offering shall be kept confidential by the Purchaser, except as otherwise required by law or made public other than by or through the undersigned.

                  Nontransferability. Neither this Subscription Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser and any attempted assignment shall be null and void.

                  Amendment; Entire Agreement; Governing Law. This Subscription Agreement (i) may only be modified by a written instrument executed by the Purchaser and the Company, (ii) together with the Debenture purchased hereby, sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings between or among the parties with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Delaware applicable to contracts made and to be wholly performed therein, and (iv) shall inure to the benefit of, and be binding upon, the Company and the Purchaser and their respective legal representatives, successors and permitted assigns.

                  Notices. All notices, request, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed, to the following address and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party): (a) If to the Company: ProGreen Properties, Inc., 380 North Old Woodward Avenue, Suite 300, Birmingham, Michigan, 48009, Facsimile _______________; or
(b) If to the Purchaser: to the address set forth in the Signature Page to the Subscription Agreement.

                  Pronouns; Counterparts. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders. This Subscription Agreement may be executed in counterparts and by facsimile and each of such counterparts shall constitute an original, and all of which together shall constitute one and the same document.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date and year first written above.

Principal Amount of Debentures subscribed: _____________________________________

Amount of Deposit deposited with the Company: __________________________________

Deliver my Debenture to:

                                      Name:
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                                      Address:
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                                      Purchaser (please print)


                                      By:
                                         --------------------------------------
                                           Signature; Title:

                                      Address:

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                                      Facsimile No:
                                                   ----------------------------

                                      E-mail: _________________________________


                                      ACCEPTED:

                                      PROGREEN PROPERTIES, INC.



                                      By:
                                         --------------------------------------
                                          Jan Telander, Chief Executive Officer

                                      Date: ____________________________________

EXHIBIT A